EXHIBIT 10.3


                            SHARE PURCHASE AGREEMENT


THIS AGREEMENT dated for reference the 1st day of April, 1998.

AMONG:

          JEREMY DODD, Businessman, of 1963 Lougheed Highway,
          Coquitlam, British Columbia, V5M 4A2

          (hereinafter referred to as the "Vendor")

                                                               OF THE FIRST PART

AND:

          DEXTON TECHNOLOGIES CORPORATION, a company incorporated pursuant to the laws of British Columbia and having its registered and records office located at 1700 - 1185 West Georgia Street, Vancouver, British Columbia, V6E 4E6

          (hereinafter referred to as the "Purchaser")

                                                              OF THE SECOND PART

AND:

          ABLE AUCTIONS (1991) LTD., a company incorporated pursuant to the laws of British Columbia and having its registered and records office located at 15152 Fraser Highway, Surrey, British Columbia, V3R 3P1

          (hereinafter referred to as the "Company")

                                                               OF THE THIRD PART


WHEREAS:

A. The Vendor is the registered and beneficial owner of 100% of the issued and outstanding common shares of the Company; and

B. The Vendor has agreed to sell and the Purchaser has agreed to purchase 100% of the issued and outstanding common shares of the Company, subject to the following terms and conditions.





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                                       2



     NOW  THEREFORE  THIS  AGREEMENT  WITNESSES  THAT  in  consideration  of the
promises,   covenants,   terms,   conditions   representations   and  warranties
hereinafter set forth, the parties hereto agree each with the other as follows:

1.        INTERPRETATION

1.1 Where used in this Agreement, each of the following words will have the following meanings:

     (a) "Accounts Receivable" means all of the trade accounts, notes and other debts arising out of the operation of the Business owing to the Company as at the Closing Date, whether due or to become due as at or after the Closing Date, and which are described in Schedule "E" together with those accounts receivable arising in the normal and ordinary course of the business between the date specified in Schedule "E" and the Closing Date;

     (b) "Act" means the Securities Act of British Columbia and the Rules thereunder, both as amended from time to time;

     (c) "Assets" means all of personal property, choses in action, intangible or intellectual property, including patents, copyrights, trade-marks, trade names or licenses, and all other assets of whatsoever nature owned by the Company, including those described in Schedule "B";

     (d) "Business" means the business carried on by the Company described as the sale of used office equipment in the cities of Coquitlam and Richmond;

     (e)  "Closing  Date"  means  the  date  of  closing  of  the   transactions
          contemplated hereby as defined in paragraph 6.1 of this Agreement;

     (f)  "Company" means Able Auctions (1991) Ltd.;

     (g) "Contracts" means all of the material commitments, agreements, contracts, arrangements, instruments, leases and other documents entered into by the Company, by which the Company is bound or to which the Company or the Assets are subject (other than the Permitted Liens) and which are described in Schedule "F";

     (h)  "Exchange" means the Vancouver Stock Exchange;

     (i) "Indebtedness" means any and all trade accounts, debts, duties, endorsements, guarantees, liabilities, obligations, responsibilities and undertakings of the Company assumed, created, incurred or made, whether voluntary or involuntary, however incurred or made or arising, whether due or not due (except accrued employees' salaries which are not yet due), absolute, inchoate or contingent, liquidated or



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                                       3




          unliquidated, determined or undetermined, direct or indirect, express or implied, and whether the Company may be liable individually or jointly with others, which are described in Schedule "C" (other than Permitted Liens), as at the date specified in Schedule "C";

     (j) "Lien" means any mortgage, debenture, charge, hypothecation, pledge, lien or other security interest or encumbrance of whatever kind or nature, regardless of form and whether consensual or arising by laws, statutory or otherwise, that secures the payment of any Indebtedness or the performance of any obligation or creates in favour of or grants to any Person any proprietary right;

     (k) "Person" means an individual, corporation, body corporate, partnership, joint venture, society, association, trust or unincorporated organization or any trustee, executor, administrator, or other legal representative;

     (l)  "Permitted Liens" means the Liens described in Schedule "D";

     (m)  "Purchaser" means Dexton Technologies Corporation;

     (n) "Shares" means 100 Class "A" shares in the capital of the Company, representing 100% of the issued and outstanding shares of the Company, to be transferred to the Purchaser hereunder; and

     (o)  "Vendor" means Jeremy Dodd.

1.2       In this Agreement, except as otherwise expressly provided:

     (a) "Agreement" means this agreement, including the preamble and the schedules hereto, as it may from time to time be supplemented or amended in effect;

     (b) all references in this Agreement to a designated "paragraph" or other subdivision or to a Schedule is to the designated paragraph or other subdivision of, or Schedule, to this Agreement;

     (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph or other subdivision or Schedule;

     (d) the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof;

     (e) the singular of any term includes the plural, and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word "or" is not exclusive and the word "including" is not limited (whether or not non-limited language, such as "without limitation" or "but not limited" to words of



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                                       4



          similar import, is used with reference thereto);

     (f)  any accounting term not otherwise defined has the meanings assigned to
          it  in  accordance  with  generally  accepted  accounting   principles
          applicable to Canada;

     (g) any reference to a statute includes and is a reference to that statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding that statute or regulations;

     (h) except as otherwise provided, any dollar amount referred to in this Agreement is in Canadian funds; and

     (i) any other term defined within the text of this Agreement has the meaning so ascribed.

1.3       The following are the Schedules to this Agreement:

          Schedule                  Description
          --------                  -----------
          A                         Financial Statements of the Company
          B                         List of Assets
          C                         List of Indebtedness
          D                         List of Permitted Liens
          E                         List of Accounts Receivable
          F                         List of Contracts
          G                         Terms of Employment
          H                         Consulting Agreements

2.        PURCHASE AND SALE OF SHARES

2.1 Subject to the conditions and upon the terms hereinafter set forth, the Purchaser agrees to purchase and the Vendor agrees to sell the Shares.

2.2 The purchase price for the Shares will be $275,000 to be paid by the Purchaser as follows:

     (a) by the payment to the Vendor of the cash sum of $175,000 on the Closing Date; and

     (b) by the payment to the Vendor of the cash sum of $100,000 within 120 days of the Closing Date, less applicable deductions pursuant to paragraph 3.2 hereof.




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                                       5


3.        REPRESENTATIONS AND WARRANTIES OF THE VENDOR

3.1 In order to induce the Purchaser to enter into and consummate this Agreement, the Vendor represents and warrants to the Purchaser as follows:

     (a) the Vendor is the registered holder and beneficial owner of the Shares, being all of the issued and outstanding shares in the capital of the Company, and the Vendor has no other interest, legal or beneficial, direct or indirect, in any other securities in the capital of the Company or in the Assets or Business of the Company;

     (b) the Shares are free and clear of all liens, mortgages, encumbrances, security instruments, equities or claims of any nature or kind whatsoever, and to the best of the knowledge of the Vendor, the Shares are validly issued and outstanding as fully paid and non-assessable;

     (c) no Person has any agreement or option or a right capable of becoming an agreement for the purchase of the Shares;

     (d) the execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Vendor and the Company;

     (e) the Vendor has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal and beneficial title and ownership of the Shares to the Purchaser;

     (f) this Agreement constitutes a legal, valid and binding obligation of the Vendor and the Company enforceable against the Vendor and the Company in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors;

     (g) the performance of this Agreement will not be in violation of any agreement or other instrument to which the Vendor is a party;

     (h) the Vendor is a resident of Canada as that term is defined in the Income Tax Act (Canada);

     (i) the Company is a corporation duly incorporated and validly existing under the laws of the Province of British Columbia, and will on the Closing Date be in good standing with respect to the filing of annual reports and has the power, authority and capacity to enter into this Agreement and to carry out its terms;

     (j) the authorized capital of the Company is 10,000 shares without par value divided into 5,000 Class "A" and 5,000 Class "B" shares of which there are currently 100 Class "A" shares issued and outstanding held by the Vendor;




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                                       6



     (k) no Person has any agreement or option or a right capable of becoming an agreement:

          (i) to require the Company to issue any further or other securities in its capital or to convert or exchange any securities into or for shares in the capital of the Company;

          (ii) for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Company;

          (iii) to require the Company to purchase, redeem or otherwise acquire any of the issued and outstanding shares in the capital of the Company;

     (l) the unaudited financial statements of the Company for the period ended November 30, 1997, which will be attached hereto as Schedule "A", are substantially true and correct in every material respect and present fairly the financial position of the Company and the results of its operations for the periods then ended, in accordance with generally accepted accounting principles applied on a basis consistent with that of previous years;

     (m)  since November 30, 1997:

          (i) there have been no material adverse changes in the corporate or financial affairs or operations of the Company;

          (ii) the Company has discharged or satisfied or paid any Liens or Indebtedness other than current Indebtedness in the ordinary course of business;

          (iii) no single capital expenditure has been authorized or made by the Company which exceeds $5,000 without full disclosure to the Purchaser;

          (iv) neither the Company has waived or surrendered any right of material value;

     (n)  there is no  Indebtedness  of the Company  which is not  disclosed  or
          reflected  in  Schedules   "A"  and  "C",  and  the  Company  has  not
          guaranteed, or agreed to guarantee, any debt, liability or other obligation of any Person;

     (o) on the Closing Date the Indebtedness of the Company (including the Permitted Liens) will not exceed $5,000;

     (p) the Company is not indebted nor under obligation to the Vendor or any of the directors, officers, employees or affiliates of the Company and specifically the Company is not liable to pay any outstanding salaries or wages, except in the ordinary course of business;

     (q) neither the Vendor nor any officer, director or employee of the Company is indebted or under obligation to the Company on any account whatsoever;




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                                       7



     (r) no dividends or other distribution on any shares in the capital of the Company have been made, declared or authorized;

     (s) the Company has the corporate power to own the Assets owned by it as shown in Schedule "B", and to carry out the Business and is duly registered and qualified to carry on business in the Province of British Columbia and all other jurisdictions in which it does so;

     (t) the Company has good and marketable title or rights to and possession of all the Assets free and clear of all Liens, except the Permitted Liens, and neither the Vendor nor any of his family or affiliates own any Assets used by the Company;

     (u) since November 30, 1997, the Company has conducted the Business in the ordinary course and has maintained the Assets in good condition, repair and working order and suitable in all respects for the use to which they are intended;

     (v) the Accounts Receivable of the Company are bona fide and collectible and are not subject to defences, counterclaims or set-off;

     (w) the memorandum and articles of the Company have not been altered since the incorporation of the Company, except as disclosed in the minute books of the Company, and all such alterations have been duly approved and registered with the Registrar of Companies for the Province of British Columbia;

     (x) there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of the Vendor threatened against or affecting the Company at law or in equity or before or by any court or federal, provincial, state, municipal or other governmental authority, department, commission, board, bureau or agency;

     (y) to the best knowledge of the Vendor, the Company is not in breach or violation of any laws, ordinances, statutes, regulations, by-laws, judgments, orders or decrees to which it is subject or which apply to it or of any patents, copyrights, trade-marks or licenses held by any other Person;

     (z) the Company has obtained all permits, certificates, approvals, registrations and licenses which are required for the operation of the Business as it is presently being conducted, and no violations thereof have been experienced, noted, or recorded, and no proceeding is pending or threatened to revoke or limit any of them;

     (aa) the Company has not experienced nor is the Vendor aware of any occurrence or event which has had, or might reasonably be expected to have, a materially adverse effect on the Business or the results of its operations;




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                                       8



     (ab) all material transactions of and the Company have been promptly and properly recorded or filed in or with its respective books and records, and the minute books of the Company contain all records of the meetings and proceedings of shareholders and directors thereof;

     (ac) the performance of this Agreement and the completion of the transactions contemplated hereby will not conflict with or be in violation of the articles of incorporation and by-laws of the Company or of any agreement or other instrument to which the Vendor or the Company is a party and will not give any Person any right to terminate or cancel any agreement or any right, license, permit or other benefit enjoyed by the Company and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against the assets of the Company;

     (ad) the Company does not own, directly or indirectly, any shares or interest in any other Person;

     (ae) the only present directors and officers of the Company are as follows:

          Name:                            Positions:
          -----                            ----------
          Jeremy Dodd                      President/Secretary/Director

     (af) set out in Schedule "F" is a true and correct listing of the only valid and outstanding Contracts of the Company;

     (ag) all of the Contracts set out in Schedule "F" have been approved by the Board of Directors of the Company and the Company is not in material breach of any of the terms, conditions, covenants or provisions of, is in default under, or has done or omitted to do anything which, with the giving of notice or lapse of time or both, would constitute a breach of or default under any Contract;

     (ah) the name of each present employee of the Company, the duration of the employment of each such employee with the Company and the remuneration, benefit obligations of the Company, and accrued vacation pay in respect of each such employee is accurately set out in Schedule "G", and the full amounts of salaries, pensions, bonuses, commissions and other remuneration of any nature, including severance pay and unpaid earned wages of the present or former officers, directors, employees, salesmen, consultants and agents of the Company, as at the Closing Date, will have been paid up to the most recent pay day;

     (ai) since November 30, 1997, the Company has not increased the pay of or paid or agreed to pay any pension, bonus, share of profits or other similar benefit to or for the benefit of any agent, employee, director or officer of the Company;




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                                       9



     (aj) the Company does not have any Contracts, pension plans, profit sharing plans, bonus plans, undertakings, or arrangements whether oral, written or implied with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, lawyers, or others which cannot be terminated on not more than one month's notice;

     (ak) there are no pension, profit sharing, incentive, bonus or similar plans or other compensation plans affecting the Company and the Company has no unfunded or unpaid liability in respect of any such plans except for the monthly remittances paid in respect of U.I.C., C.P.P. and Workers' Compensation;

     (al) the Company has been assessed for federal and provincial income tax for all years to and including the period ended November 30, 1997, and the Company has withheld and remitted to Revenue Canada, or other applicable tax collecting authority all amounts required to be remitted to them respecting payments to employees or to non-residents, or otherwise and has paid all instalments of corporate taxes due and payable;

     (am) all tax returns, filings and reports of the Company required by law to be filed prior to the date hereof including all provincial, federal and state income tax returns, all returns and filings pertaining to compensation of employees of the Company for job related injuries required pursuant to any state or federal law and any other tax returns applicable to the Company have been filed and are true, complete and correct, and all taxes and other government charges including all income, excise, sales, business and property taxes and other rates, charges, assessment, levies, duties, taxes, contributions, fees and licences required to be paid have been paid, and if not required to be paid as at the date hereof, have been accrued in the financial statements contained in Schedule "A" hereto;

     (an) adequate provision has been made for taxes payable by the Company for which tax returns are not yet required to be filed and there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return by or payment of any tax, governmental charge or deficiency by the Company, and to the knowledge of the Vendor, there are no contingent tax liabilities or any grounds which would prompt a re-assessment;

     (ao) the Company has made all elections required to be made under applicable income tax legislation in Canada, or other tax legislations in connection with any distributions by the Company and all such elections were true and correct and in the prescribed forms and were made within the prescribed time periods.

3.2 The representations, warranties, covenants and agreements by the Vendor contained in this Agreement or any certificates or documents delivered pursuant to the provisions hereof or in connection with the transaction contemplated hereby will be true at and as of the Closing Date of this Agreement as though such representations and warranties were made at and as of such time. Notwithstanding any investigations or inquiries made by the Purchaser prior to the execution of this



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                                       10



Agreement or the waiver of any condition by the Purchaser, the representations, warranties, covenants and agreements of the Vendor will survive the execution and closing of this Agreement and notwithstanding the purchase and sale herein provided for, will continue in full force and effect for one year from the Closing Date. In the event that any of the representations and warranties herein are found to be incorrect or there is a breach of any covenant or agreement of the Vendor, which incorrectness or breach will result in any loss or damage sustained directly or indirectly by the Purchaser, then the Vendor will pay the amount of such loss or damage to the Purchaser within thirty (30) days of receiving notice thereof and the Purchaser will be entitled to deduct such sum from the balance of the purchase price due 120 days from the Closing Date.

4.        PURCHASER'S REPRESENTATIONS AND WARRANTIES

4.1 In order to induce the Vendor to enter into and consummate this Agreement, the Purchaser represents and warrants to the Vendor as follows:

     (a) the Purchaser is a corporation duly incorporated and validly existing under the laws of the Province of British Columbia, and is in good standing with respect to the filing of annual reports with the Registrar of Companies for British Columbia;

     (b) the execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Purchaser;

     (c) this Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors;

     (d) the Purchaser is a "reporting issuer" in British Columbia within the meaning of the Act;

     (e) the Purchaser is a resident of Canada within the meaning of the Income Tax Act (Canada);

     (f) the Purchaser is not a "non-Canadian" for purposes of and within the meaning of the Investment Canada Act, R.S.C. 1985, c. 28 (1st Supp.);

     (g) the execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein to the Purchaser, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach or default under:

          (i) any term or provision of any of the memorandum, articles, or other constating documents of the Purchaser;




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                                       11



          (ii)      the  terms  of  any  indenture,   agreement,  instrument  or
                    understanding or other obligation or restriction to which the Purchaser is a party or by which it is bound; or

          (iii) any term or provision of any licenses, registrations or qualification of the Purchaser or any court, governmental authority or regulatory body or any applicable law or regulation of any jurisdiction.

5.        COVENANTS OF THE PARTIES

5.1 Between the date of this Agreement and the Closing date, the Company will not:

     (a) issue, or enter into any agreements to issue, any securities of the Company, including without limitation, shares, warrants, options, convertible securities or rights to purchase shares;

     (b) redeem, purchase or otherwise acquire or commit to acquire any shares in the capital of the Company;

     (c)  amend its Charter documents;

     (d) effect any subdivision, consolidation or reclassification of any of the shares of the Company;

     (e)  enter into any Contracts of any nature whatsoever except with the prior written consent of the Purchaser;

     (f) purchase or sell any Assets of the Company except inventory bona fide sold in the ordinary course of business to Persons at arm's length to the Company and its directors and officers;

     (g)  make any capital expenditure in excess of $5,000.

5.2       The Vendor and the Company will prior to the Closing Date:

     (a) permit, at all reasonable times, the Purchaser and its representatives full access during normal business hours to the Assets, books and records, Contracts, minute book and share register of the Company and give the Purchaser and its representatives such information about the Company as may be reasonably required;

     (b) terminate all Contracts, whether written or verbal, for the provision of management, administrative or consulting services by the Vendor; and

     (c) deliver to the Purchaser the unaudited financial statements of the Company for the period ended November 30, 1997, to be attached hereto as Schedule "A".




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                                       12



5.3 The Vendor and the Purchaser will complete an inspection and inventory of the Assets upon execution of this Agreement.

5.4 Between the date of this Agreement and the Closing Date, the Vendor will:

     (a) cause the Company to conduct the Business and affairs diligently and only in the ordinary course;

     (b) cause the Company to preserve and maintain the customers, suppliers and goodwill of the Company and the Assets and the Business;

     (c) cause the Company to preserve and maintain the customers, suppliers and goodwill of the Company and the Assets and the Business;

     (d) not permit the Company to make or agree to make any payment to any director, officer, employee or agent of the Company except in the ordinary course of business and at the regular rates of salary and commission for such person or as reasonable reimbursement for expenses incurred by such person in connection with the Company.

6.        CLOSING MATTERS

6.1 In this Agreement, the "Closing Date" means the date mutually agreed to by the parties which will be within five business days of the receipt of the approval which may be required by paragraph 6.2 and the fulfilment or waiver of all other conditions of closing, which approval and conditions must be obtained, fulfilled or waived not later than March 31, 1998. If the transactions contemplated hereby do not close by March 31, 1998, then this Agreement will be terminated unless the parties mutually agree to extend the Closing Date, such extension not to be unreasonably withheld. On the Closing Date, the Vendor and the Purchaser will complete the transactions contemplated by this Agreement and deliver the documents herein described to complete the transactions. The closing will be held at such place as mutually agreed by the parties, failing which the closing will be held at the offices of Page Fraser & Associates, Suite 1700, 1185 West Georgia Street, Vancouver, British Columbia, the solicitors for the Purchaser.

6.2 The obligations of the parties to complete the transactions contemplated by this Agreement may be subject to the acceptance for filing by the Exchange of this Agreement. The parties agree to cooperate fully in the obtaining of such approval if necessary and agree to provide such further and other documents and assurances to obtain such approval, provided that no such documents and assurances change the substance of this Agreement.

6.3       The   obligation  of  the  Purchaser  to  complete  the   transactions
contemplated hereby is subject to the following conditions that:

     (a) the Company has an aggregate cash balance in all its bank accounts of at least $15,000 on the Closing Date;

     (b) the Company has no Indebtedness (including the Permitted Liens) in excess of $5,000 on the Closing Date;

     (c) the Vendor and the Purchaser have completed an inspection and inventory of the Assets satisfactory to the Purchaser;

     (d) the representations and warranties of the Vendor as set forth in paragraph 3.1 hereof will be true and correct in every particular as if such warranties and representations had been made by the Vendor on the Closing Date;

     (e) all covenants and agreements to be performed by the Vendor and the Company hereunder will have been performed or complied with;

     (f) all documents to be delivered by the Vendor under paragraph 6.5 will have been delivered.

          The conditions set forth in this paragraph 6.3 are for the exclusive benefit of the Purchaser and may be waived by it in writing in whole or in part on or before the Closing Date, but save as so waived, the completion by the Purchaser of the transactions contemplated hereby will not prejudice or affect in any way the rights of the Purchaser in respect of the warranties and representations of the Vendor set forth in paragraph 3.1 and such warranties and representations of the Vendor will survive the Closing Date for a period of one year.

6.4       The   obligations   of  the  Vendor  to  complete   the   transactions
contemplated hereby are subject to the following conditions that:

     (a) the representations and warranties of the Purchaser as set forth in paragraph 4.1 hereof will be true and correct in every particular as if such warranties and representations had been made by the Purchaser on the Closing Date;

     (b) all covenants and agreements to be performed by the Purchaser hereunder will have been performed or complied with;

     (c) all documents to be delivered by the Purchaser under paragraph 6.6 will have been delivered.

          The conditions set forth in this paragraph 6.4 are for the exclusive benefit of the Vendor and may be waived by him in writing in whole or in part on or before the Closing Date, but save as so waived, the completion by the Vendor of the transactions contemplated hereby will not prejudice or affect in any way the rights of the Vendor in respect of the warranties and representations of the Purchaser set forth in paragraph 4.1 and such warranties and representations of the Purchaser will survive the Closing Date for a period of one year.

6.5 On the Closing Date, the Vendor will deliver or cause to be delivered to the Purchaser the following:

     (a) all corporate records, books of account, Contracts, registers and documents of the Company, including the minute book and corporate seal of the Company;

     (b) a legal opinion of the solicitors of the Vendor or the Company that the Shares were legally created, and are fully paid and non-assessable; and that the Company has taken all necessary corporate actions to authorize and approve the transfer of the Shares to the Purchaser; and that the transfer will not breach or cause a breach of any terms of the memorandum and articles of the Company;

     (c) certificate of the Vendor confirming the amount of the Indebtedness of the Company, the accurateness of all representations and warranties contained in paragraph 3.1 hereof, the fulfilment of all covenants and conditions hereunder, unless waived, and such other matters as the Purchaser may reasonably require;

     (d) sequential resignations in writing of all current directors and officers of the Company, except for the Vendor, and sequential appointments of two new directors and officers of the Company as nominated by the Purchaser evidenced by duly executed resolutions of the directors of the Company;

     (e) duly executed resolutions of the Company changing the authorized signatories of all corporate bank accounts to nominees of the Purchaser, and changing the registered and records office of the Company to the office of the Purchaser;

6.6 On the Closing Date, the Purchaser will deliver to the Vendor the following:

     (a)  the sum of $175,000 in cash;

     (b) a copy of the approval letter, if any, required under paragraph 6.2 hereof; and

     (c) Consulting Agreements, duly executed by the Company and substantially in the form attached hereto as Schedule "H".

7.        TRANSACTION EXPENSES

7.1 Each party to this Agreement will bear all costs and expenses incurred by it in negotiating this Agreement and in closing and carrying out the transactions contemplated by this Agreement. All costs and expenses related to satisfying any condition or fulfilling any covenant contained in this Agreement will be borne by the party whose responsibility it is to satisfy the condition or fulfil the covenant in question. Without limiting the generality of the foregoing, the Purchaser will bear all costs and expenses related to obtaining the approval of the Exchange which may be required by paragraph 6.2, except to the extent that any documentation or information is required to be provided by the Vendor to complete the same, in which event the cost of providing that documentation or information will be to the account of the Vendor.

8.        INDEMNITY

8.1 The Vendor will indemnify and hold harmless the Purchaser from and against:

     (a) any and all losses, damages or deficiencies resulting from any misrepresentation, breach of warranty or nonfulfillment of any covenant on the part of the Vendor or the Company under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by the Vendor to the Purchaser hereunder;

     (b)  any  and  all  actions,  suits,  proceedings,   demands,  assessments,
          judgments, costs and legal and other expenses incidental to the foregoing;

provided that the Purchaser will have provided to the Vendor written notice of its claim for such indemnification on or before the day which is one year from the Closing Date.

9.        NOTICES

9.1 All notices, requests, demands and other communications hereunder must be in writing and will be deemed to have been duly given if delivered by courier or sent by prepaid registered mail addressed to the addressee at the address appearing on the first page hereof or to such other address as may be given in writing by the parties hereto, and will be deemed to have been received, if delivered, on the date of delivery and if mailed as aforesaid, then on the sixth business day following the posting thereof.

10.       GENERAL

10.1 This Agreement will enure to the benefit of and will be binding upon the parties and their heirs, executors, administrators, successors and assigns.

10.2      Time will be of the essence of this Agreement.

10.3 The terms and provisions herein contained constitute the entire agreement between the parties and will supersede all previous oral or written communications regarding the purchase and sale of the Shares.

10.4 If any part of this Agreement is held invalid or unenforceable by a Court of law, then this Agreement will be read as if such invalid or unenforceable provision were removed.

10.5 This Agreement may be executed in several parts in the same form and such parts as so executed will together form one original agreement, and such parts will be read together and construed as if all signing parties hereto had executed one copy of this Agreement.

10.6 This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the parties will attorn to the jurisdiction of the Courts thereof.

     IN WITNESS WHEREOF the parties have duly executed this Agreement on the day and year first above written.


SIGNED, SEALED AND DELIVERED by              )
JEREMY DODD in the presence of:              )
                                             )
/s/ Edison Ho                                )
-----------------------------                )
Signature                                    )
                                             )
5990 6th Street                              )   /s/ Jeremy Dodd
-----------------------------                )   ------------------------------
Address                                      )       JEREMY DODD
                                             )
Accountant                                   )
-----------------------------                )
Occupation                                   )


THE CORPORATE SEAL of DEXTON                 )
TECHNOLOGIES CORPORATION was                 )
hereto affixed in the presence of:           )
                                             )
                                             )
/s/ Abdul Ladha                              )   c/s
-----------------------------                )
                                             )
                                             )
-----------------------------                )
                                             )



THE CORPORATE SEAL of ABLE                   )
AUCTIONS (1991) LTD. was hereto affixed in   )
the presence of:                             )
                                             )
                                             )
/s/ Jeremy Dodd                              )   c/s
-----------------------------                )
                                             )
-----------------------------                )
                                             )



This is page 16 of the Share Purchase Agreement dated for reference the 1st day of April, 1998 among Jeremy Dodd, Dexton Technologies Corporation and Able Auctions (1991) Ltd.

                                  SCHEDULE "A"


                              Financial Statements



     Unaudited Financial Statements for the Company for the period ended November 30, 1997.

                                  SCHEDULE "B"


                                 List of Assets


             Description                                 Number of Items
             -----------                                 ---------------
            Office Desks                                       284
             Used Chairs                                       872
             New Chairs                                         41
           Filing Cabinets                                     205
             Bookshelves                                        50
        Miscellaneous Tables                                   143
          Boardroom Tables                                      24
              Dividers                                         156
         Miscellaneous Items                                   164
              Computers                                         7
              Printers                                          5
               Copiers                                          6
            Fax Machines                                        2
                Safe                                            1
      Miscellaneous Electronics                                 25


                            Total Value = $100,000.00

                                  SCHEDULE "C"


                    List of Indebtedness as at April 1, 1998
                    ----------------------------------------



                    There is no indebtedness in the Company.

                                  SCHEDULE "D"


                             List of Permitted Liens
                             -----------------------



                  There are no Permitted Liens of the Company.

                                  SCHEDULE "E"


                 List of Accounts Receivable as at April 1, 1998
                 -----------------------------------------------


                        There are no Accounts Receivable.

                                  SCHEDULE "F"


                                List of Contracts
                                -----------------



                        There are no material contracts.

                                  SCHEDULE "G"


                               Terms of Employment
                               -------------------



  There are no employees of the Company, except such employees as are reflected in the Employment Agreements attached hereto as Schedule "H".

                                  SCHEDULE "H"


                              Employment Agreements
                              ---------------------



                            (Attach agreements here)